WisdomTree Euro Debt Fund – EU (NYSE Arca Ticker)

(Formerly, WisdomTree Dreyfus Euro Fund)

SUMMARY PROSPECTUS – December 29, 2010 as revised October 19, 2011

Before you invest in the WisdomTree Euro Debt Fund (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The Fund seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Investors may pay brokerage commissions on their purchases and sales of fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days which are excluded from portfolio turnover calculations. The Fund does not pay transaction costs on in-kind creations or redemptions.

The Fund’s Investment Strategy

The Fund attempts to achieve its investment objective through investment in Debt Securities denominated in euros. Under normal circumstances, the Fund will invest at least 80% of its net assets in Debt Securities. For these purposes, Debt Securities include fixed income securities, such as bonds, notes or other debt obligations, denominated in euros, as well as certain derivatives and other instruments described herein. The Fund is an actively managed exchange-traded fund (“ETF”).

The Fund intends to focus its investments on bonds and other debt instruments denominated in euros and issued by governments (national, state and local), government agencies and instrumentalities, government-sponsored enterprises and supranational organizations. For these purposes, “supranational organizations” include entities such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation, or other regional development banks. The Fund also may invest in Debt Securities of corporate issuers organized in euro area countries or that have significant economic ties to euro area countries, although this is not expected to be a focus of the Fund.

The Fund is designed to provide broad exposure to Debt Securities of issuers in euro area countries. The euro area is a group of 17 members of the European Union that have adopted the euro as their common currency. The euro area currently consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain. The Fund’s exposure to the euro area countries is monitored from a risk perspective and may be modified, reduced or eliminated at any time. Initially, the Fund does not intend to invest in national, state or local debt of Ireland, Italy, Greece, Portugal, Spain, Estonia, Cyprus or Malta.

WisdomTree Prospectus 1

The Fund will seek to concentrate its investments in higher-quality Debt Securities of issuers within the region. This currently includes sizable positions in the sovereign debt of Germany and France with balanced allocations to the sovereign debt of other euro area countries as well as supranational issuers. Subject to the Fund’s general investment requirement to provide broad regional and country exposure, the Fund generally invests a higher percentage of its assets in countries that have larger and more liquid debt markets. The Fund’s exposure to any single country generally will be limited to 20% of the Fund’s assets. The euro area countries in which the Fund invests and the percentage of Fund assets invested in a particular euro area, country or issuer will change from time to time, depending on market conditions, as agreed upon by the investment adviser and investment sub-adviser.

The universe of Debt Securities in which the Fund may invest includes securities that are rated “investment grade” as well as “non-investment grade.” The Fund, however, will focus its investments on investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to limit interest rate risk by maintaining an aggregate portfolio duration of between three and seven years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. An aggregate portfolio duration of between three and seven years generally would be considered to be “intermediate.” The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in euro.

For purposes of the 80% investment policy described above, Debt Securities includes investments in derivatives such as forward currency contracts, interest rate swaps, inflation-linked swaps, total return swaps and credit-linked notes. The Fund’s use of forward contracts and swaps will be underpinned by investments in short-term, high-quality U.S. money market securities and is designed to provide exposure similar to investments in euro-denominated debt. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A swap is an agreement between two parties to exchange payments based on a reference asset, which may be a currency or interest rate but also may be a single asset, a pool of assets or an index of assets. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of one interest rate payment for another, such as a floating interest rate payment for a fixed interest payment. An inflation-linked swap is an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset or entity. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. Assets not invested in euro-denominated debt generally will be invested in investment-grade U.S. government securities and money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by EU governments, government agencies, corporations, regional development banks and supranational issuers.

The decision to secure exposure through direct investment in bonds or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior written notice of any change to this policy for the Fund. In addition, under normal circumstances, the Fund will invest at least 80% of its assets in “Fixed Income Securities.” Fixed Income Securities include debt instruments, such as bonds, notes and other obligations, denominated in euros or U.S. dollars; Fixed Income Securities do not include derivatives.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objective.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or even long periods.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio securities.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely,

WisdomTree Prospectus 2

the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Investment Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Euro Investment Risk. The Fund invests primarily in securities denominated in euros, the official currency of the European Union (EU), and, thus, has significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets world-wide. The Adviser and Sub-Adviser closely monitor the value of the euro and events that may adversely affect the value of the euro, and will make changes to the Fund’s investment program to the extent necessary to seek to mitigate any adverse effects on the Fund.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries.

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Geographic Concentration in Europe. Because the Fund concentrates its investments in Europe, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high. In addition, the tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment-grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Fixed income securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities.

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Low Interest Rate Risk. Financial crisis, recession, and deflation could contribute to declines in U.S. and international interest rates. Recent events in the financial sector have resulted, and may continue to result, in downward pressure on interest rates and returns on money market instruments and other investments. If this continues to occur, rates may decline to levels where the interest earned by the Fund’s investments limits the Fund’s ability to make distributions or becomes insufficient to cover the expenses of the Fund. In these circumstances, the Fund may need to use available cash or sell securities out of the Fund to compensate for this shortfall. In addition, in order to invest in higher-quality, more liquid investments, the Fund may need to accept lower returns on investment. These circumstances could cause a decline in the NAV of the Fund, could have negative tax consequences and could cause investors to lose money.

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Management Risk. The Fund is actively managed using proprietary investment strategies and techniques. There can be no guarantee that these strategies and techniques will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

WisdomTree Prospectus 3

The Fund’s name and objective changed effective October 19, 2011. Fund performance prior to October 19, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree Dreyfus Euro Fund and focused on short-term, euro-denominated money market instruments.

The Fund’s year-to-date total return as of November 30, 2010 was (9.23)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.69%	2/09
Lowest Return	(4.28)%	1/09

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2009

WisdomTree Euro Debt Fund	1 Year	Since Inception (5/14/2008)
Return Before Taxes Based on NAV	3.44%	(3.09)%
Return After Taxes on Distributions	3.44%	(3.63)%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	(2.93)%
Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index (Reflects no deduction for fees, expenses or taxes)	4.21%	(2.24)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. The Dreyfus Corporation serves as the sub-adviser to the Fund.

Portfolio Managers

David C. Kwan, a Managing Director, Fixed Income, has been a portfolio manager of the Fund since its inception.

Zandra Zelaya, CFA, a Director, Fixed Income, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an “exchange traded fund,” also known as an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Prospectus 4	WIS-EU-SUM-1011